UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 1, 2012

Date of Report (Date of earliest event reported)

AgFeed Industries, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33674	20-2597168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

744 Horizon Court, Suite 350 Grand Junction, Colorado		81506
(Address of principal executive offices)		(Zip Code)

(970) 245-9410 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01	Other Events.

On June 1, 2012, AgFeed USA, LLC (formerly known as M2 P2, LLC) (“AgFeed USA”), the U.S. hog production subsidiary of AgFeed Industries, Inc., various subsidiaries of AgFeed USA and its lender, Farm Credit Services of America, FLCA and Farm Credit Services of America, PCA, agreed to extend the maturity date, and expiration date, of AgFeed USA’s existing $64.7 million credit facility from June 1, 2012 to September 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Dated: June 6, 2012

	By:	/s/ K. Ivan F. Gothner
K. Ivan F. Gothner
Chairman of the Board and Chief Executive Officer